MANAGERS TRUST I
				================


			MANAGERS FREMONT GLOBAL FUND
				(the "Fund")

			Supplement dated June 1, 2005
	          to the Prospectus dated January 18, 2005


The following information supersedes any information to the contrary relating to the Fund contained in the Fund's Prospectus dated
January 18, 2005:

Managers Fremont Global Fund
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At a meeting held on May 21, 2005, the Fund's Board of Trustees approved the appointment of Bernstein Investment Research and Management ("Bernstein"), a unit of Alliance Capital Management, L.P., as an additional Subadvisor to the Fund. Bernstein, located at 1345 Avenue of the Americas, New York, NY, will become an additional
Subadvisor of the Fund effective June 1, 2005.

As of December 31, 2004, Bernstein had approximately $539 billion in assets under management. Mr. Kevin F. Simms, a Co-Chief Investment Officer of, and a portfolio manager for, Bernstein, will be the portfolio manager for the portion of the Fund to be managed by Bernstein. Mr. Simms has been the Chief Investment Officer of Global and International Value Equities for Bernstein since 2000. From 1998 to 2000, Mr. Simms served as Director of Research - Emerging Markets Value. Mr. Simms has been with Bernstein since 1992.

All references to the subadvisors of the Fund under the heading
"Portfolio Management of the Fund" shall now include Bernstein.


June 1, 2005